NEWS RELEASE
TO BUSINESS EDITOR:


               COMM BANCORP, INC. REPORTS 10% INCREASE IN EARNINGS

     Clarks Summit, PA, January 25/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported 2005 earnings of $5,210 thousand or $2.80 per share, an increase of $485 thousand or 10.3% from $4,725 thousand or $2.50 per share for 2004. Earnings for the fourth quarter increased $105 thousand or 8.6% to $1,330 thousand or $0.72 per share in 2005, compared to $1,225 thousand or $0.66 per share in 2004.

     For the quarter and year ended December 31, return on average assets was 0.98% and 0.97% in 2005, compared to 0.91% and 0.92% in 2004. Return on average equity was 10.65% for the fourth quarter and 10.68% for the year in 2005 compared to 10.25% and 9.97% for the same periods of 2004.

     "Improved net interest income was the key factor leading to our strong earnings performance in 2005" stated William F. Farber, Sr., President and Chief Executive Officer. "Actions taken by management in recent years to reposition the repricing structure of our balance sheet proved beneficial. We also were able to successfully control our cost of funds despite rising interest rates and heightened competition. These combined efforts directly lead to a 12 basis point improvement in our tax-equivalent net interest margin. In addition, increased noninterest income from product and service enhancements and greater efficiency due to cost control efforts also favorably impacted our bottom line," continued Farber. "As we move into 2006, we will continue to pursue these same goals which have proved successful namely developing new and existing noninterest revenue sources, improving efficiency and effectively managing our financial assets and liabilities," concluded Farber.

HIGHLIGHTS

     -    Net income improved 10% in 2005.

     -    Year-to-date earnings up $0.30 per share.

     - Tax equivalent earning assets yield improved 22 basis points over 2004.

     -    Tax-equivalent net interest margin widened 12 basis points.

     -    Efficiency ratio improved nearly 6% in 2005.

INCOME STATEMENT REVIEW

     Tax-equivalent net interest income improved $1,397 thousand or 7.6% in 2005. A significant increase of $2,267 thousand or 8.2% in tax-equivalent interest revenue was partially offset by an $870 thousand or 9.4% increase in interest expense. Growth of $20.2 million in average earning assets, coupled with a 22 basis point improvement in the tax-equivalent yield on earning assets, led to the increase in interest revenue. The tax-equivalent yield on earnings assets was 5.87% in 2005 compared to 5.65% in 2004. Specifically, loans, net of unearned income averaged $22.5 million or 6.0% higher in 2005. In addition, the tax-equivalent yield on the loan portfolio improved 18 basis points to 6.30% in 2005 from 6.12% in 2004. The rise in interest expense resulted from a 15 basis point increase in the cost of funds and growth of $10.7 million or 2.7% in average interest-bearing liabilities. The cost of funds was 2.45% in 2005 compared to 2.30% in 2004. The increase in the cost of funds primarily resulted from increases in the average rate paid on interest-bearing transaction accounts, which include money market, NOW and savings accounts. With regard to average interest-bearing liabilities, average interest-bearing deposits grew $6.8 million, while short-term borrowings rose $3.9 million. The tax equivalent net interest spread improved 7 basis points from 3.35% in 2004 to 3.42% in 2005, while the tax-equivalent net interest margin widened 12 basis points from 3.76% in 2004 to 3.88% in 2005.

     The provision for loan losses amounted to $782 thousand in 2005, compared to $600 thousand in 2004. For the fourth quarter of 2005 and 2004, the provision for loan losses totaled $163 thousand and $150 thousand, respectively.

     Noninterest revenue totaled $3,884 thousand in 2005 an increase of $318 thousand or 8.9% from $3,566 thousand for the prior year. Included in noninterest revenue was a $235 thousand net gain on the sale of the merchant services portfolio in an asset purchase and revenue sharing agreement with a third party. Service charges, fees and commissions increased $173 thousand or 5.8%, while a slowdown in the housing market caused by rising mortgage rates led to a $90 thousand or 15.6% reduction in net gains on the sale of residential mortgages. For the fourth quarter, noninterest revenue totaled $841 thousand in 2005 and $900 thousand in 2004. A slight increase of $20 thousand in service charges, fees and commissions was more than offset by a $79 thousand decrease in net gains on the sale of residential mortgages.

     As a result of successful cost containment initiatives, noninterest expense rose only $235 thousand or 1.6% in 2005. Increases of $266 thousand or 3.8% in salaries and employee benefits expense and $71 thousand or 1.4% in other expenses were partially offset by a decrease of $102 thousand or 4.1% in net occupancy and equipment expense. The expense curtailment led to greater efficiency as evidenced by an improvement in the efficiency ratio to 67.3% in 2005 compared to 71.0% in 2004. For the fourth quarter, noninterest expense rose $181 thousand or 4.9% in comparison to the same period last year.

BALANCE SHEET REVIEW

     Total assets grew $15.3 million to $543.6 million at December 31, 2005, from $528.3 million at December 31, 2004. Growth of $12.9 million in total deposits, to $491.4 million was the primary factor contributing to the balance sheet growth. Noninterest-bearing deposits rose $7.7 million or 11.4% and interest-bearing deposits increased $5.2 million or 1.3%. The deposit growth was used to fund a $6.9 million increase in loans, net of unearned income. Available-for-sale investment securities decreased $13.8 million, while federal funds sold outstanding at the end of 2005 were $11.1 million higher than one year earlier.

     Stockholders' equity at December 31, 2005, equaled $49.7 million or $26.86 per share, an increase of $2.4 million from $47.3 million or $25.38 per share at December 31, 2004. Net income of $5.2 million was the primary factor contributing to the improved equity. Net cash dividends of $1.4 million, common stock repurchases of $0.8 million and a net unrealized loss on investment securities of $0.6 million also affected stockholders' equity. Dividends declared in 2005 totaled $0.92 per share, an increase of 4.5% compared to $0.88 per share in 2004.

     Asset quality at the end of the fourth quarter of 2005 improved in comparison to the previous quarter end. Nonperforming assets totaled $4.2 million or 1.08% of loans, net of unearned income, at December 31, 2005, compared to $4.7 million or 1.20% of loans, net of unearned income, at the end of the previous quarter. The improvement resulted from decreases of $582 thousand in accruing loans past due ninety days or more and $80 thousand in foreclosed assets, partially offset by an increase of $185 thousand in nonaccrual loans.

     The allowance for loan losses equaled $4.1 million and 1.06% of loans, net of unearned income, at December 31, 2005, compared to $3.9 million and 1.01% one year ago. The allowance for loan losses covered 98.0% of nonperforming assets at year-end 2005, compared to 117.5% at the end of 2004. Net charge-offs were $513 thousand or 0.13% of average loans outstanding in 2005 and $325 or 0.09% in 2004.

     Comm Bancorp, Inc. serves five Pennsylvania counties through Community Bank and Trust Company's 16 community-banking offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company's website at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           Dec. 31,     Sept. 30,    June 30,     March 31,    Dec. 31,
                                             2005         2005         2005         2005         2004
                                          ----------   ----------   ----------   ----------   ----------
Key performance data:
Per share data:
Net income                                $     0.72   $     0.74   $     0.65   $     0.69   $     0.66
Cash dividends declared                   $     0.23   $     0.23   $     0.23   $     0.23   $     0.22
Book value                                $    26.86   $    26.50   $    26.27   $    25.56   $    25.38
Tangible book value                       $    26.67   $    26.27   $    26.01   $    25.27   $    25.05
Market value:
   High                                   $    41.99   $    43.16   $    42.72   $    43.00   $    41.78
   Low                                    $    36.45   $    39.25   $    39.76   $    40.50   $    39.20
   Closing                                $    41.80   $    39.45   $    40.00   $    41.25   $    41.78
Market capitalization                     $   77,336   $   73,313   $   74,469   $   76,966   $   77,894
Common shares outstanding                  1,850,154    1,858,370    1,861,719    1,865,848    1,864,391
Selected ratios:
Return on average stockholders' equity         10.65%       11.10%       10.12%       10.82%       10.25%
Return on average assets                        0.98%        1.02%        0.93%        0.96%        0.91%
Leverage ratio                                  9.04%        8.95%        8.80%        8.57%        8.75%
Efficiency ratio                               67.56%       65.44%       69.51%       66.64%       70.30%
Nonperforming assets to loans, net              1.08%        1.20%        0.93%        0.76%        0.86%
Net charge-offs to average loans, net           0.10%        0.13%        0.14%        0.14%        0.10%
Allowance for loan losses to loans, net         1.06%        1.04%        1.04%        1.03%        1.01%
Earning assets yield (FTE)                      6.13%        5.92%        5.75%        5.66%        5.58%
Cost of funds                                   2.60%        2.45%        2.37%        2.38%        2.34%
Net interest spread (FTE)                       3.53%        3.47%        3.38%        3.28%        3.24%
Net interest margin (FTE)                       4.03%        3.95%        3.84%        3.71%        3.66%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Dec. 31,     Dec. 31,
Year Ended                                                                     2005         2004
----------                                                                  ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                                  $   22,985   $   21,597
   Tax-exempt                                                                    1,329          848
Interest and dividends on investment securities available-for-sale:
   Taxable                                                                       2,160        2,139
   Tax-exempt                                                                    1,557        1,572
   Dividends                                                                        41           29
Interest on federal funds sold                                                     287          148
      Total interest income                                                     28,359       26,333

Interest expense:
Interest on deposits                                                             9,997        9,232
Interest on borrowed funds                                                         106            1
      Total interest expense                                                    10,103        9,233
      Net interest income                                                       18,256       17,100
Provision for loan losses                                                          782          600
      Net interest income after provision for loan losses                       17,474       16,500

Noninterest income:
Service charges, fees and commissions                                            3,162        2,989
Net gains on sale of loans                                                         487          577
Net gains on sale of merchant services                                             235
Net gains on sale of investment securities
      Total noninterest income                                                   3,884        3,566

Noninterest expense:
Salaries and employee benefits expense                                           7,234        6,968
Net occupancy and equipment expense                                              2,362        2,464
Other expenses                                                                   5,301        5,230
      Total noninterest expense                                                 14,897       14,662
Income before income taxes                                                       6,461        5,404
Provision for income tax expense                                                 1,251          679
      Net income                                                            $    5,210   $    4,725

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities available-for-sale       $     (871)  $     (878)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive income (loss)         (296)        (299)
      Other comprehensive income (loss), net of income taxes                      (575)        (579)
      Comprehensive income                                                  $    4,635   $    4,146

Per share data:
Net income                                                                  $     2.80   $     2.50
Cash dividends declared                                                     $     0.92   $     0.88
Average common shares outstanding                                            1,860,563    1,890,960

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                Dec. 31,     Sept. 30,    June 30,     March 31,    Dec. 31,
Three months ended                                                2005         2005         2005         2005         2004
------------------                                             ----------   ----------   ----------   ----------   ----------
Interest income:
Interest and fees on loans:
   Taxable                                                     $    6,121   $    5,809   $    5,566   $    5,489   $    5,472
   Tax-exempt                                                         315          337          347          330          244
Interest and dividends on investment securities
   available-for-sale:
   Taxable                                                            637          493          475          555          610
   Tax-exempt                                                         389          396          381          391          392
   Dividends                                                            9           10           14            8            1
Interest on federal funds sold                                        129          144           14                        42
      Total interest income                                         7,600        7,189        6,797        6,773        6,761

Interest expense:
Interest on deposits                                                2,732        2,522        2,363        2,380        2,431
Interest on borrowed funds                                                                       27           79            1
      Total interest expense                                        2,732        2,522        2,390        2,459        2,432
      Net interest income                                           4,868        4,667        4,407        4,314        4,329
Provision for loan losses                                             163          161          158          300          150
      Net interest income after provision for loan losses           4,705        4,506        4,249        4,014        4,179

Noninterest income:
Service charges, fees and commissions                                 751          746          828          837          731
Net gains on sale of loans                                             90          119          122          156          169
Net gains on sale of merchant services                                                          110          125
Net gains on sale of investment securities
      Total noninterest income                                        841          865        1,060        1,118          900

Noninterest expense:
Salaries and employee benefits expense                              1,818        1,778        1,843        1,795        1,716
Net occupancy and equipment expense                                   552          588          584          638          635
Other expenses                                                      1,487        1,254        1,373        1,187        1,325
      Total noninterest expense                                     3,857        3,620        3,800        3,620        3,676
Income before income taxes                                          1,689        1,751        1,509        1,512        1,403
Provision for income tax expense                                      359          371          289          232          178
      Net income                                               $    1,330   $    1,380   $    1,220   $    1,280   $    1,225

Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
   available-for-sale                                          $     (226)  $     (721)  $      889   $     (813)  $     (640)
Reclassification adjustment for gains included in net income
Income tax expense (benefit) related to other comprehensive
   income (loss)                                                      (77)        (245)         302         (276)        (218)
      Other comprehensive income (loss), net of income taxes         (149)        (476)         587         (537)        (422)
      Comprehensive income                                     $    1,181   $      904   $    1,807   $      743   $      803

Per share data:
Net income                                                     $     0.72   $     0.74   $     0.65   $     0.69   $     0.66
Cash dividends declared                                        $     0.23   $     0.23   $     0.23   $     0.23   $     0.22
Average common shares outstanding                               1,852,021    1,861,053    1,863,478    1,865,848    1,869,693

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
At period end                                        2005       2005        2005        2005       2004
-------------                                      --------   ---------   --------   ---------   --------
Assets:
Cash and due from banks                            $ 23,403    $ 13,662   $ 16,400    $ 12,310   $ 11,802
Federal funds sold                                   12,000      22,700     13,000                    900
Investment securities available-for-sale            104,965      98,756     97,336     109,804    118,756
Loans held for sale, net                              1,934       3,538      3,263       3,905      1,917
Loans, net of unearned income                       388,603     389,606    389,274     391,210    381,723
Less: Allowance for loan losses                       4,128       4,067      4,037       4,018      3,859
Net loans                                           384,475     385,539    385,237     387,192    377,864
Premises and equipment, net                          11,003      11,271     11,339      11,486     11,628
Other assets                                          5,797       6,024      5,763       5,534      5,455
      Total Assets                                 $543,577    $541,490   $532,338    $530,231   $528,322

Liabilities:
Deposits:
   Noninterest-bearing                             $ 75,428    $ 70,989   $ 73,397    $ 66,936   $ 67,714
   Interest-bearing                                 415,937     419,095    407,605     405,870    410,770
      Total deposits                                491,365     490,084    481,002     472,806    478,484
Borrowed funds                                                                           7,800
Other liabilities                                     2,523       2,165      2,434       1,933      2,520
      Total liabilities                             493,888     492,249    483,436     482,539    481,004

Stockholders' equity:
Common stock, par value $0.33 authorized
   12,000,000, issued 1,850,154; 1,858,370;
   1,861,719; 1,865,848; 1,864,391                      611         613        614         616        615
Capital surplus                                       6,869       6,831      6,780       6,734      6,675
Retained earnings                                    41,250      40,689     39,924      39,345     38,494
Accumulated other comprehensive income                  959       1,108      1,584         997      1,534
      Total stockholders' equity                     49,689      49,241     48,902      47,692     47,318
      Total liabilities and stockholders' equity   $543,577    $541,490   $532,338    $530,231   $528,322

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)

                                           Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
Three months ended                           2005       2005        2005        2005       2004
------------------                         --------   ---------   --------   ---------   --------
Net interest income:
Interest income
Loans, net:
   Taxable                                  $6,121     $5,809      $5,566     $5,489      $5,472
   Tax-exempt                                  478        510         526        500         368
      Total loans, net                       6,599      6,319       6,092      5,989       5,840
Investments:
   Taxable                                     646        503         489        563         611
   Tax-exempt                                  589        600         578        592         594
      Total investments                      1,235      1,103       1,067      1,155       1,205
Federal funds sold                             129        144          14                     42
      Total interest income                  7,963      7,566       7,173      7,144       7,087
Interest expense:
   Deposits                                  2,732      2,522       2,363      2,380       2,431
   Borrowed funds                                                      27         79           1
      Total interest expense                 2,732      2,522       2,390      2,459       2,432
      Net interest income                   $5,231     $5,044      $4,783     $4,685      $4,655

Loans, net:
   Taxable                                    6.69%      6.44%       6.31%      6.21%       6.14%
   Tax-exempt                                 5.65%      5.81%       4.91%      4.85%       6.04%
      Total loans, net                        6.60%      6.38%       6.16%      6.07%       6.13%
Investments:
   Taxable                                    3.49%      3.04%       2.82%      2.85%       2.83%
   Tax-exempt                                 7.29%      7.42%       7.33%      7.65%       7.39%
      Total investments                       4.64%      4.48%       4.23%      4.20%       4.07%
Federal funds sold                            3.97%      3.45%       2.76%      2.62%       1.90%
      Total earning assets                    6.13%      5.92%       5.75%      5.66%       5.58%
Interest expense:
   Deposits                                   2.60%      2.45%       2.36%      2.37%       2.34%
   Borrowed funds                                                    3.09%      2.62%       2.35%
      Total interest-bearing liabilities      2.60%      2.45%       2.37%      2.38%       2.34%
      Net interest spread                     3.53%      3.47%       3.38%      3.28%       3.24%
      Net interest margin                     4.03%      3.95%       3.84%      3.71%       3.66%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
Average quarterly balances                           2005        2005       2005        2005       2004
--------------------------                         --------   ---------   --------   ---------   --------
Assets:
Loans, net:
   Taxable                                         $363,035    $357,980   $353,699    $358,544   $354,820
   Tax-exempt                                        33,558      34,801     42,926      41,828     24,231
      Total loans, net                              396,593     392,781    396,625     400,372    379,051
Investments:
   Taxable                                           73,470      65,641     69,644      80,009     85,853
   Tax-exempt                                        32,047      32,072     31,650      31,389     31,961
      Total investments                             105,517      97,713    101,294     111,398    117,814
Federal funds sold                                   12,878      16,566      2,036          57      8,793
      Total earning assets                          514,988     507,060    499,955     511,827    505,658
Other assets                                         26,190      27,154     25,507      26,235     27,176
      Total assets                                 $541,178    $534,214   $525,462    $538,062   $532,834
Liabilities and stockholders' equity:
Deposits:
   Interest-bearing                                $416,910    $408,182   $401,620    $407,344   $413,706
   Noninterest-bearing                               72,840      74,849     70,327      68,322     68,832
      Total deposits                                489,750     483,031    471,947     475,666    482,538
Borrowed funds                                                               3,508      12,234         60
Other liabilities                                     1,880       1,864      1,667       2,192      2,704
      Total liabilities                             491,630     484,895    477,122     490,092    485,302
Stockholders' equity                                 49,548      49,319     48,340      47,970     47,532
      Total liabilities and stockholders' equity   $541,178    $534,214   $525,462    $538,062   $532,834

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             Dec. 31,   Sept. 30,   June 30,   March 31,   Dec. 31,
At quarter end                                 2005        2005       2005        2005       2004
--------------                               --------   ---------   --------   ---------   --------
Nonperforming assets:
   Nonaccrual/restructured loans              $3,303      $3,118     $2,895      $2,115     $1,972
   Accruing loans past due 90 days or more       546       1,128        496         625        913
   Foreclosed assets                             363         443        221         221        399
Total nonperforming assets                    $4,212      $4,689     $3,612      $2,961     $3,284

Three months ended

Allowance for loan losses:
Beginning balance                             $4,067      $4,037     $4,018      $3,859     $3,809
Charge-offs                                      114         151        162         159        117
Recoveries                                        12          20         23          18         17
Provision for loan losses                        163         161        158         300        150
Ending balance                                $4,128      $4,067     $4,037      $4,018     $3,859

SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.